UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 22, 2021

Date of Report (Date of earliest event reported)

Citizens & Northern Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

90-92 Main Street, Wellsboro, Pennsylvania		16901
(Address of principal executive offices)		(Zip Code)

(570) 724-3411

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.0 per share	CZNC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On April 22, 2021, Citizens & Northern Corporation (the "Company") issued a press release announcing that Director Leonard Simpson had retired from the Company's Board of Directors and from the Board of Directors of Citizens & Northern Bank, the Company's wholly-owned subsidiary (the "Bank"), effective April 22, 2021, upon reaching the mandatory retirement age for Board service, as set forth in the Bylaws of the Company and the Bank.  The press release also announced that the Company's Board of Directors appointed Helen Santiago as a Director to Class II, effective April 22, 2021, to fill the unexpired term of former Director Simpson until the 2022 Annual Meeting of Shareholders and until her successor is duly elected and has qualified.  Ms. Santiago also was appointed to the Board of Directors of the Bank.  Ms. Santiago will serve as a member of the Audit Committee of the Company's Board of Directors and as a member of the Trust Committee of the Bank's Board of Directors.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Section 5.02 by reference.

Item 7.01   Regulation FD

The press release also announced that the Company's Board of Directors has appointed Terry L. Lehman to Chairman, effective May 1, 2021, succeeding Leo F. Lambert, who has served in that role since being appointed as the Company's first outside Chair in 2014.  Mr. Lambert, who has been a board member since 2001, will continue to serve as a director.  The press release also is incorporated by reference into this Section 7.01.

Item 9.01   Financial Statements and Exhibits.

99.1	Press Release, dated April 22, 2021, of Citizens & Northern Corporation.
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS & NORTHERN CORPORATION

Dated: April 22, 2021	By:	/s/ Mark A. Hughes
Mark A. Hughes
Treasurer and Chief Financial Officer

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